Fair Value Measurements (Details) - Schedule of company determined the fair value of the series C redeemable convertible preferred stock warrants using the black-scholes-merton option-pricing model - Series C Redeemable Convertible Preferred Stock Warrants [Member]
6 Months Ended
Jun. 30, 2022
Fair Value Measurements (Details) - Schedule of company determined the fair value of the series C redeemable convertible preferred stock warrants using the black-scholes-merton option-pricing model [Line Items]
Expected dividend rate	0.00%
Risk-free interest rate	0.28%
Expected volatility	46.00%
Expected term (in years)	2 years 1 month 20 days